UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2026

QUOIN PHARMACEUTICALS LTD.
(Translation of registrant’s name into English)

State of Israel	001-37846	92-2593104
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

42127 Pleasant Forest Court Ashburn, VA	20148-7349
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 980-4182

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing thirty-five (35) Ordinary Shares, no par value per share	QNRX	The Nasdaq Stock Market LLC
Ordinary Shares, no par value per share*		N/A

*	Not for trading, but only in connection with the registration of the American Depositary Shares pursuant to requirements of the Securities and Exchange Commission.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Quoin Pharmaceuticals Ltd. (“we,” “us,” or the “Company”) held a Special General Meeting of Shareholders (the “Special Meeting”) on November 12, 2026. During the Special Meeting, shareholders were asked to consider and vote upon two proposals. These matters are described in detail in the Company’s definitive proxy statement on Schedule 14A for the Special Meeting, which was filed with the Securities and Exchange Commission on October 2, 2026 (the “Proxy Statement”).

On the record date of September 23, 2026, there were 168,145,635 ordinary shares, no par value per share (the “Ordinary Shares”), issued and outstanding and entitled to vote at the Special Meeting, represented by 4,804,161 American Depositary Shares (“ADSs”). For each proposal, the results of the shareholder voting were as follows:

1.	The shareholders approved a proposal to amend the beneficial ownership limitations imposed on each investor in the transaction documents entered into in connection with the Company’s private placement transactions consummated on October 14, 2025 and August 31, 2026, as applicable, to permit each such investor, upon written notice to the Company, to increase its applicable beneficial ownership limitations (including any corresponding limitations on voting power) from 4.99% to any percentage not exceeding 9.99% of the number of the Company’s outstanding Ordinary Shares (including Ordinary Shares represented by ADSs), determined immediately after giving effect to the issuance of the applicable securities, for purposes of both Section 13(d) of the Securities Exchange Act of 1934, as amended, and Section 270(5) and Section 274 of the Israeli Companies Law, 5759-1999, as described in the Proxy Statement, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
62,748,070	260,645	8,304,240	0

2.

The shareholders approved an adjournment of the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there were insufficient votes for, or otherwise in connection with, the approval of Proposal 1, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
62,748,630	256,655	8,304,170	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 12, 2026	QUOIN PHARMACEUTICALS LTD.

	By:	/s/ Sally Lawlor
	Name:	Sally Lawlor
	Title:	Chief Financial Officer